EXHIBIT 99.1

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain
material   information  not  contained  herein  and  to  which  the  prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
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including  without   limitation  any  express  or  implied   representations  or
warranties  for,  statements  contained in, and omissions  from the  information
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also perform or seek to perform  investment  banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

FICO SCORE

                                                                                                    COLLATERAL CUTS FOR CDC 2003-HE1
------------------------------------------------------------------------------------------------------------------------------------
FICO               Total Balance           ADJUSTED             WA     WA DTI    WA FICO  % SFD/PUD   % Owner     % Full  % Cashout
                      Amount               BALANCE[1]     Combined                                       Occ.        Doc       Refi
                                           Amount              LTV
------------------------------------------------------------------------------------------------------------------------------------
FICO NA
------------------------------------------------------------------------------------------------------------------------------------
0 - 499.99
------------------------------------------------------------------------------------------------------------------------------------
500 - 549.99       78,282,039.83           60,188,953        76.32      40.57        528       90.3       96.6      73.1      76.2
------------------------------------------------------------------------------------------------------------------------------------
550 - 574.99       58,874,727.07           43,935,371        76.93      38.90        562       89.5       97.3      69.8      79.6
------------------------------------------------------------------------------------------------------------------------------------
575 - 599.99       58,816,981.71           49,818,682        80.86      40.01        587       88.3       93.0      65.9      68.6
------------------------------------------------------------------------------------------------------------------------------------
600 - 619.99       61,257,278.84           55,002,909        83.47      39.85        610       87.3       94.4      64.2      67.0
------------------------------------------------------------------------------------------------------------------------------------
620 - 649.99      120,531,794.15           61,903,425        82.93      40.73        634       83.4       93.7      53.5      56.7
------------------------------------------------------------------------------------------------------------------------------------
650 - 679.99       76,524,551.01           37,389,794        82.16      39.79        663       78.2       90.5      41.6      49.8
------------------------------------------------------------------------------------------------------------------------------------
680 - 699.99       35,568,610.80           14,783,274        83.47      39.28        689       82.6       90.5      42.9      41.9
------------------------------------------------------------------------------------------------------------------------------------
700 - 749.99       38,070,770.07           14,638,916        84.06      40.26        721       72.2       89.8      38.0      26.6
------------------------------------------------------------------------------------------------------------------------------------
750 - 799.99       12,738,821.26            3,559,485        80.15      39.31        768       85.8       95.5      25.3      31.6
------------------------------------------------------------------------------------------------------------------------------------
800 +                 430,195.20              254,285        79.70      33.52        807      100.0      100.0      11.5      21.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                541,095,770          341,475,094        81.09      40.03        620       84.5       93.6      56.5      59.8
------------------------------------------------------------------------------------------------------------------------------------
    FICO: Average            620      Min:   500         Max: 810
                  --------------          -----------        -----

DEBT TO INCOME (DTI) RATIO

------------------------------------------------------------------------------------------------------------------------------------
DTI                Total Balance           ADJUSTED             WA     WA DTI    WA FICO  % SFD/PUD   % Owner     % Full  % Cashout
                      Amount               BALANCE[1]     Combined                                       Occ.        Doc       Refi
                                           Amount              LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 20                 32,841,915           2,509,047         76.86      15.44        634       81.0       84.0      34.3      45.7
------------------------------------------------------------------------------------------------------------------------------------
20.001 - 25.00        19,491,398           3,432,469         78.47      22.78        616       89.3       93.5      56.5      61.1
------------------------------------------------------------------------------------------------------------------------------------
25.001 - 30.00        37,059,636          10,648,512         79.25      27.55        617       85.0       91.3      59.1      61.9
------------------------------------------------------------------------------------------------------------------------------------
30.001 - 35.00        66,324,626          19,932,920         79.83      32.60        619       86.1       95.1      58.0      65.0
------------------------------------------------------------------------------------------------------------------------------------
35.001 - 40.00        94,193,172          33,595,051         81.49      37.62        620       84.2       93.1      48.9      56.8
------------------------------------------------------------------------------------------------------------------------------------
40.001 - 45.00       113,878,345          48,695,962         81.67      42.52        629       85.1       96.3      50.3      58.2
------------------------------------------------------------------------------------------------------------------------------------
45.001 - 50.00       112,110,181          80,545,155         83.27      47.50        618       85.2       94.4      63.7      60.4
------------------------------------------------------------------------------------------------------------------------------------
50.001 - 55.00        55,565,180          47,217,915         81.76      52.23        605       81.8       94.7      74.7      66.9
------------------------------------------------------------------------------------------------------------------------------------
55+                    9,631,316           8,500,098         76.79      57.03        613       77.6       83.2      68.6      61.9
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                541,095,770         255,077,131         81.09      40.03        620       84.5       93.6      56.5      59.8
------------------------------------------------------------------------------------------------------------------------------------
     DTI: Average          40.03     Min:    3.09       Max: 70.98
                  --------------         -----------       -----

LOAN TO VALUE (LTV) RATIO

------------------------------------------------------------------------------------------------------------------------------------
LTV                Total Balance           ADJUSTED             WA     WA DTI    WA FICO  % SFD/PUD   % Owner     % Full  % Cashout
                      Amount               BALANCE[1]     Combined                                       Occ.        Doc       Refi
------------------------------------------------------------------------------------------------------------------------------------
< 60.00               31,241,178         4,014,753.06        51.27      36.96        611       88.6       93.0      49.2      83.7
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00         55,249,747         5,989,062.47        66.90      38.72        607       82.4       92.3      40.3      72.6
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00        201,141,687        22,357,830.56        78.09      39.83        619       81.3       91.4      47.8      56.7
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00         72,852,615        10,068,815.19        84.51      40.43        599       87.4       93.7      64.9      68.3
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00        104,856,913        16,101,272.60        89.66      40.71        624       86.5       94.6      64.3      59.5
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00         47,497,394         5,358,720.08        94.68      41.47        642       88.3       99.1      82.9      51.4
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00        28,256,236         1,306,041.92        99.82      41.19        669       85.9       99.8      62.9      23.5
------------------------------------------------------------------------------------------------------------------------------------
100+
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                541,095,770        65,196,495.88        81.09      40.03        620       84.5       93.6      56.5      59.8
------------------------------------------------------------------------------------------------------------------------------------
     LTV: Average          81.09    Min:    14.31      Max: 100.00
                  --------------        -------------       ------

[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket
[2]  Percent of the Aggregate Principal Balance - calculated automatically.

PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal    Total Balance    WA FICO   WA Combined LTV    WA DTI     % SFD/PUD   % Owner Occ    % Cashout     % Full Doc
Balance                -------------                                                                            Refi
                          Amount
------------------------------------------------------------------------------------------------------------------------------------
0 - $50K                 13,795,643         629         84.37         36.38          77.4          83.0         48.7           57.9
------------------------------------------------------------------------------------------------------------------------------------
$51 - $200K             243,525,872         613         81.09         39.12          84.2          92.4         60.9           64.9
------------------------------------------------------------------------------------------------------------------------------------
$200.1 - $250K           78,604,880         615         82.34         40.73          86.1          94.6         65.1           56.5
------------------------------------------------------------------------------------------------------------------------------------
$250.1 - $300K           63,507,607         626         82.71         41.56          79.3          96.0         59.9           48.2
------------------------------------------------------------------------------------------------------------------------------------
$300.1 - $400K           71,479,650         628         81.04         41.83          85.9          95.1         57.3           51.3
------------------------------------------------------------------------------------------------------------------------------------
$400.1 - $500K           42,030,596         625         81.66         40.94          89.2          95.7         59.1           47.2
------------------------------------------------------------------------------------------------------------------------------------
$500.1 - $600K           12,968,800         641         73.16         38.47          91.3         100.0         57.6           40.8
------------------------------------------------------------------------------------------------------------------------------------
$600.1 - $700K            5,740,841         679         75.78         39.58          78.4          88.8         22.4           34.3
------------------------------------------------------------------------------------------------------------------------------------
$700.1 - $800K            3,026,869         693         66.68         34.96         100.0         100.0         73.6            0.0
------------------------------------------------------------------------------------------------------------------------------------
$800.1 - $900K            2,515,189         608         62.24         35.56         100.0         100.0         66.8           33.2
------------------------------------------------------------------------------------------------------------------------------------
$900.1 - $1000K           3,899,823         629         70.85         35.00          75.0          75.0         25.0            0.0
------------------------------------------------------------------------------------------------------------------------------------
>$1000K
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   541,095,770         620         81.09         40.03          84.5          93.6         59.8           56.5
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL BALANCE: AVERAGE  161,908         MIN:        9,845          MAX:       995,845
                            -------                     -----                     -------

DOCUMENTATION TYPE

----------------------------------------------------------------------------------------------------------------------
Doc Type               Total Balance    WA FICO   WA Combined LTV    WA DTI     % SFD/PUD   % Owner Occ    % Cashout
                       -------------                                                                            Refi
                          Amount
----------------------------------------------------------------------------------------------------------------------
Full Doc                305,639,349         607         82.73         40.57          85.9          94.4         65.1
----------------------------------------------------------------------------------------------------------------------
Stated Doc              200,036,001         640         79.08         39.47          83.3          93.2         52.3
----------------------------------------------------------------------------------------------------------------------
Limited Doc              26,039,867         616         79.27         37.79          80.3          92.2         66.5
----------------------------------------------------------------------------------------------------------------------
NINA
----------------------------------------------------------------------------------------------------------------------
Other                    9380553.02         645         75.96          0.00          78.1          81.7         29.6
----------------------------------------------------------------------------------------------------------------------
TOTAL                   541,095,770         621         81.04         40.28          84.4          93.0         58.9
----------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

----------------------------------------------------------------------------------------------------------------------
Property Type          Total Balance    WA FICO   WA Combined LTV    WA DTI   % Owner Occ     % Cashout   % Full Doc
                       -------------                                                               Refi
                          Amount
----------------------------------------------------------------------------------------------------------------------
Single Family           413,144,861         616         81.00         39.82          96.0          62.4         57.9
----------------------------------------------------------------------------------------------------------------------
PUD                   34,887,826.13         618         83.29         40.30          94.3          47.2         58.7
----------------------------------------------------------------------------------------------------------------------
Townhouse
----------------------------------------------------------------------------------------------------------------------
2 - 4 Family             41,510,329         645         79.37         40.22          69.1          56.2         50.0
----------------------------------------------------------------------------------------------------------------------
Condo                    36,039,703         629         81.10         40.87          92.3          51.6         50.7
----------------------------------------------------------------------------------------------------------------------
Manufactured              2,049,255         611         83.14         38.74          96.2          89.9         74.1
----------------------------------------------------------------------------------------------------------------------
Other                    13,463,796         651         83.22         43.06          96.9          40.0         40.2
----------------------------------------------------------------------------------------------------------------------
TOTAL                   541,095,770         620         81.09         40.03          93.6          59.8         56.5
----------------------------------------------------------------------------------------------------------------------

PRIMARY MORTGAGE INSURANCE

------------------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance     Total Balance    WA FICO   WA Combined LTV    WA DTI     % Owner Occ    % Cashout     % Full Doc   Is MI down
                       -------------                                                                Refi                  to 60 LTV
                          Amount
------------------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI
Loans >80 LTV w/o MI
Other
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                             0
------------------------------------------------------------------------------------------------------------------------------------

LOAN PURPOSE

-----------------------------------------------------------------------------------------
Loan Purpose    Total Balance      WA.     WA Com-      WA DTI   % SFD/PUD     % Owner
                -------------     FICO   bined LTV                                 Occ
                   Amount
-----------------------------------------------------------------------------------------
Debt Consolidation
-----------------------------------------------------------------------------------------
Refinance -
  Cashout        323,573,515       605       79.16       40.13        86.0        94.9
-----------------------------------------------------------------------------------------
Purchase         147,203,305       655       85.52       39.36        78.7        90.5
-----------------------------------------------------------------------------------------
Refinance -
  Rate Term       70,318,950       614       80.76       40.96        89.7        94.4
-----------------------------------------------------------------------------------------
Other
-----------------------------------------------------------------------------------------
TOTAL            541,095,770       620       81.09       40.03        84.5        93.6
-----------------------------------------------------------------------------------------

FIXED VS. FLOATING COLLATERAL

------------------------------------------------------------------------------------------------------------------------------------
Collateral      Total Balance      WA.     WA Com-      WA DTI   % SFD/PUD     % Owner   % Cashout                Index      Margin
Type            -------------     FICO   bined LTV                                 Occ        Refi
                   Amount
------------------------------------------------------------------------------------------------------------------------------------
Fixed            163,682,075       640       80.73       39.79        83.7        92.2        57.3                            0.00
------------------------------------------------------------------------------------------------------------------------------------
Floating           6,603,525       678       71.11       35.26        73.3        88.6        18.8       6 Month Libor,       3.80
                                                                                                          1 1 Yr Libor,
                                                                                                             1 1 Yr Tsy
------------------------------------------------------------------------------------------------------------------------------------
A2/6             310,239,647       611       81.55       40.09        84.8        94.2        58.3       6 Month Libor        6.40
------------------------------------------------------------------------------------------------------------------------------------
A3/6              60,570,523       608       80.82       40.80        86.3        94.8        78.7       6 Month Libor        6.80
------------------------------------------------------------------------------------------------------------------------------------
Other
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            541,095,770       620       81.09       40.03        84.5        93.6        59.8                            6.40
------------------------------------------------------------------------------------------------------------------------------------

LIEN STATUS

-----------------------------------------------------------------------------------------------------
Lien Status     Total Balance      WA.     WA Com-      WA DTI   % SFD/PUD     % Owner   % Cashout
                -------------     FICO   bined LTV                                 Occ        Refi
                   Amount
-----------------------------------------------------------------------------------------------------
First Lien       523,634,449       619       80.60       40.01        84.5        93.6        61.0
-----------------------------------------------------------------------------------------------------
Second Lien       17,461,321       668       96.08       40.55        84.1        95.6        25.2
-----------------------------------------------------------------------------------------------------
Third Lien
-----------------------------------------------------------------------------------------------------
TOTAL            541,095,770       620       81.09       40.03        84.5        93.6        59.8
-----------------------------------------------------------------------------------------------------

OCCUPANCY STATUS

-----------------------------------------------------------------------------------------------------
Occupancy       Total Balance      WA.     WA Com-      WA DTI   % SFD/PUD     % Owner   % Cashout
Type            -------------     FICO   bined LTV                                 Occ        Refi
                   Amount
-----------------------------------------------------------------------------------------------------
Primary
  Residence     506,570,043        619       81.31       40.15        86.6       100.0        60.6
-----------------------------------------------------------------------------------------------------
Second Home       3,864,715        640       79.87       41.08        80.8         0.0        36.8
-----------------------------------------------------------------------------------------------------
Investment       28,125,587        639       77.93       37.49        49.5         0.0        48.4
-----------------------------------------------------------------------------------------------------
Non-owner         2,535,425        629       75.70       41.40        59.1         0.0        60.7
-----------------------------------------------------------------------------------------------------
Other
-----------------------------------------------------------------------------------------------------
TOTAL           541,095,770        620       81.09       40.03        84.5        93.6        59.8
-----------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY

--------------------------------------------------------------------------------------------------------------------------
Prepayment     Total Balance       # of     WA FICO     WA Com-      WA DTI   % SFD/PUD     % Owner           % Cashout
Charges        -------------      Loans               bined LTV                                 Occ                Refi
Term at           Amount
Origination
--------------------------------------------------------------------------------------------------------------------------
0 Months         63,925,618         439         620       79.42       39.50        81.3        93.3                64.8
--------------------------------------------------------------------------------------------------------------------------
6 Months            775,399           3         672       81.05       38.72       100.0       100.0                34.3
--------------------------------------------------------------------------------------------------------------------------
12 Months        43,994,942         246         644       81.91       40.55        84.9        89.5                43.9
--------------------------------------------------------------------------------------------------------------------------
15 Months           168,892           1         646      100.00       32.10       100.0       100.0                 0.0
--------------------------------------------------------------------------------------------------------------------------
18 Months           141,076           1         540       62.89       46.30       100.0       100.0               100.0
--------------------------------------------------------------------------------------------------------------------------
24 Months       266,884,834       1,562         609       82.00       40.19        85.2        94.6                58.4
--------------------------------------------------------------------------------------------------------------------------
30 Months           521,565           7         578       81.89       34.77        90.7       100.0                72.5
--------------------------------------------------------------------------------------------------------------------------
36 Months       124,123,241         833         624       79.87       40.48        87.5        93.6                68.9
--------------------------------------------------------------------------------------------------------------------------
42 Months           124,263           1         565       40.32       29.32       100.0       100.0               100.0
--------------------------------------------------------------------------------------------------------------------------
48 Months         6,982,706          34         652       74.97       40.38        79.2        96.7                64.3
--------------------------------------------------------------------------------------------------------------------------
60 Months        33,453,235         215         652       81.93       37.17        74.1        90.8                48.3
--------------------------------------------------------------------------------------------------------------------------
TOTAL           541,095,770       3,342         620       81.09       40.03        84.5        93.6                59.8
--------------------------------------------------------------------------------------------------------------------------

SECTION 32 LOANS
-----------------------------------------------------------------------------------------------------------------------
                          Total Balance           WA FICO  WA Combined    WA DTI    % SFD/PUD  % Owner Occ    % Cashout
                                Amount                            LTV                                              Refi
-----------------------------------------------------------------------------------------------------------------------

Section 32 Loans
-----------------------------------------------------------------------------------------------------------------------
Total
-----------------------------------------------------------------------------------------------------------------------

GA % AND TOP 5 STATES                        TOP 5 ORIGINATORS                                SERVICERS

-------------------------------              -----------------------------------              --------------------------------------
State                      %[2]              Originator                     %[2]              Servicer                          %[2]
-------------------------------              -----------------------------------              --------------------------------------
California                42.48              Aegis                          9.47              FAIRBANKS                          100
-------------------------------              -----------------------------------              --------------------------------------
Florida                    6.38              BNC                           14.34
-------------------------------              -----------------------------------
Michigan                   5.26              Chapel                        12.46
-------------------------------              -----------------------------------
Illinois                   4.79              Encore                        20.42
-------------------------------              -----------------------------------
Pennsylvania               2.46              Impac                         21.14
-------------------------------              -----------------------------------
Georgia                    0.82              New Century                    4.59
-------------------------------              -----------------------------------
* No Post 10/1/2002 Georgia Loans            Peoples Choice                10.59
                                             -----------------------------------
STRESS ANALYSIS                              SIB                            7.00
                                             -----------------------------------

Assuming  LIBOR Ramp: 1 month  LIBOR+300 over 36 months;  50% Loss Severity;  12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e.
breakeven CDR and corresponding cumulative losses.

---------------------------------------------------------------------------------------------
                               BREAKEVEN CDR                      CUMULATIVE LOSSES
---------------------------------------------------------------------------------------------
                         25 CPR       40 CPR       60 CPR       25 CPR    40 CPR       60 CPR
---------------------------------------------------------------------------------------------
       AA
---------------------------------------------------------------------------------------------
       A
---------------------------------------------------------------------------------------------
      BBB
---------------------------------------------------------------------------------------------
      BBB-
---------------------------------------------------------------------------------------------

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

---------------------------------------------------------------------------------------------
                          Multiple of Default Ramp                 Cumulative Losses
---------------------------------------------------------------------------------------------
                         25 CPR       40 CPR       60 CPR       25 CPR    40 CPR       60 CPR
---------------------------------------------------------------------------------------------
       AA
---------------------------------------------------------------------------------------------
       A
---------------------------------------------------------------------------------------------
      BBB
---------------------------------------------------------------------------------------------
      BBB-
---------------------------------------------------------------------------------------------